SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                          FORM 8-K


                       CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 28, 2003

                  UNITED MOBILE HOMES, INC.
    (Exact name of Registrant as specified in its charter)



New Jersey                       0-13130              22-1890929
(State or other jurisdiction    (Commission         (IRS Employer
of incorporation)               File Number)      Identification Number)



3499 Route 9N, Suite 3C, Freehold, NJ  07728
(Address of principal executive offices)



Registrant's telephone number, including area code(732) 577-9997




(Former name or former address, if changed since last report.)

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

  Exhibits.

  99.1    Press    Release dated March 28, 2003, announcing
      the Company's    financial   results for the year and
      fourth quarter ended December 31, 2002.

Item 9.   Regulation FD Disclosure.

          On March 28, 2003, the Company issued a press release announcing its financial results for the year and fourth quarter ended December 31, 2002.

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                 UNITED MOBILE HOMES, INC.


/s/ Anna T. Chew
    ANNA T. CHEW
    Vice President and
    Chief Financial Officer


Date  March 28, 2003